SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 30, 1999


                                 MICROAGE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                 File No. 0-15995          86-0321346
    ----------------------------   ------------------------  -------------------
    (State or Other Jurisdiction   (Commission File Number)    (IRS Employer
          of Incorporation)                                  Identification No.)


2400 South MicroAge Way, Tempe, Arizona                          85282-1896
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (480) 366-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On September 30, 1999, the Board of Directors of MicroAge, Inc. (the "Company") approved an extension of the Company's Amended and Restated Rights Agreement from October 31, 1999 through the end of the next fiscal year, October 29, 2000.

Item 7. Exhibits.

     1.1 Amended and Restated Rights Agreement, dated as of September 28, 1994, between MicroAge, Inc. and First Interstate Bank of California (Incorporated by reference to Exhibit 1.1 to the Form 8-A filed January 13, 1994)

     1.2 First Amendment, dated as of November 5, 1996, by and between MicroAge, Inc. and American Stock Transfer and Trust Company to Amended and Restated Rights Agreement, dated as of September 28, 1994, between MicroAge, Inc. and First Interstate Bank of California (Incorporated by reference to Exhibit 4.2.1 to the Annual Report on Form 10-K for year ended November 3, 1996)

     1.3 Second Amendment, dated January 28, 1999, by and between MicroAge, Inc. and American Stock Transfer and Trust Company to Amended and Restated Rights Agreement, dated as of September 28, 1994, between MicroAge, Inc. and First Interstate Bank of California (Incorporated by reference to Exhibit 4.2.3 to the Registration Statement on Form S-8 filed March 3, 1999)

     1.4 Third Amendment, dated September 30, 1999, by and between MicroAge, Inc. and American Stock Transfer and Trust Company to Amended and Restated Rights Agreement, dated as of September 28, 1994, between MicroAge, Inc. and First Interstate Bank of California

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MICROAGE, INC.


Date: October 22, 1999                  By: /s/ James H. Domaz
                                            ------------------------------------
                                            James H. Domaz
                                            Vice President, Corporate Counsel,
                                            and Assistant Secretary